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Exhibit 10.17

SUBSCRIPTION AGREEMENT

        January 27, 2004

InfraSource Services, Inc.
500 West Dutton Mill Road
Aston, PA 19014

Attention: Terence R. Montgomery, Chief Financial Officer

        The undersigned, OCM/GFI Power Opportunities Fund, L.P., a Delaware limited partnership (the "Fund"), hereby agrees to subscribe for and purchase 135,430 shares of common stock, par value $0.001 per share (the "Common Stock"), of InfraSource Services, Inc., a Delaware corporation (the "Corporation"), at a price of $100 per share, for an aggregate purchase price of $13,543,000 as provided herein. The Corporation hereby acknowledges receipt of payment in the amount of $9,000,000 toward such purchase. The Fund shall purchase the remaining $4,543,000 of Common Stock upon the return to the Fund of the $5,000,000 the Fund posted as collateral in connection with the letter of credit secured by the Fund for the benefit of Maslonka & Associates, Inc.

OCM/GFI Power Opportunities Fund, L.P.
By:	GFI Energy Ventures LLC, its Co-General Partner
By:	/s/ IAN SCHAPIRO
Name:	Ian Schapiro
Title:	Principal
Acknowledged By:
InfraSource Services, Inc.
By:	/s/ TERENCE R. MONTGOMERY
Name:	Terence R. Montgomery
Title:	Chief Financial Officer

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SUBSCRIPTION AGREEMENT